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                                                                   EXHIBIT 10.38

                             SECURITY AGREEMENT
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     THIS SECURITY AGREEMENT, dated as of July 31, 1996, is entered into by
JetFax, Inc., a Delaware corporation ("Buyer") and Crandell Group, Inc., a
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California corporation ("Seller").
                         ------

                                    RECITALS
                                    --------

     A.  Pursuant to an Asset Purchase Agreement (the "Asset Purchase
                                                       --------------
Agreement") made as of July 31, 1996, by and between Buyer and Seller, Buyer has agreed to purchase certain assets of Seller on terms which include the payment of a deferred purchase price upon the terms and subject to the conditions set forth therein.

     B. Seller's obligation to close the transactions under the Asset Purchase Agreement is subject, among other conditions, to receipt by Seller of this Security Agreement duly executed by Buyer.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.  DEFINITIONS AND INTERPRETATION.
    ------------------------------

     (a) Definitions.  When used in this Security Agreement, the following terms
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shall have the following respective meanings:

     "Collateral" shall have the meaning given to that term in SECTION 2 hereof.
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     "Obligations" shall mean all obligations, whether now existing or hereafter
      -----------
     arising, owed by Buyer to Seller pursuant to Section 3.1(a) of the Asset Purchase Agreement and the first $500,000 payable by Buyer to Seller under each of Sections 3.1(b) and (c) of the Asset Purchase Agreement.
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     "UCC" shall mean the Uniform Commercial Code as in effect in the State of
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     California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Asset Purchase Agreement shall have the respective meanings given to those terms in the Asset Purchase Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

     (b) Headings; Plural Terms.  Headings in this Security Agreement are for
         ----------------------
convenience of reference only and are not part of the substance hereof. All terms defined in this Security Agreement in the singular form shall have comparable meanings when used in the plural form and vice versa.
                                                     ---- -----

     (c) Governing Law.  This Security Agreement shall be governed by and
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construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent governed by the UCC).

     (d) Construction.  This Security Agreement is the result of negotiations
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among, and has been reviewed by, Buyer, Seller and their respective counsel.
Accordingly, this Security Agreement shall be deemed to be the product of both parties, and no ambiguity shall be construed in favor of or against Buyer or Seller.

     (e) Entire Agreement.  This Security Agreement constitutes and contains the
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entire agreement of Buyer and Seller and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

     (f) Other Interpretive Provisions.  References in this Security Agreement
         -----------------------------
to "Recitals," "Sections," and "Attachments" are to recitals, sections, and attachments herein and hereto unless otherwise indicated. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement. The words "include" and "including" and words of similar import when used in this Security Agreement shall not be construed to be limiting or exclusive.

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2.   GRANT OF SECURITY INTEREST.  As security for the Obligations, Buyer hereby
     --------------------------
grants to Seller a security interest in all right, title and interests of Buyer in and to the property described in Attachment 1 (collectively and severally,
                                    ------------
the "Collateral").
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3.   REPRESENTATIONS AND WARRANTIES.  Buyer represents and warrants to Seller
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that (a) Buyer is the owner of the Collateral (or, in the case of after-acquired
Collateral, at the time Buyer acquires rights in the Collateral, will be the owner thereof); (b) upon the filing of a UCC financing statement as described herein, Seller will have (or in the case of after-acquired Collateral, at the time Buyer acquires rights therein, will have) a first priority perfected security interest in the Collateral to the extent the security interest therein can be perfected by the filing with the California Secretary of State of a UCC financing statement, except for (i) purchase money liens, (ii) mechanic's, materialmen's or similar liens, (iii) tax liens (to the extent such taxes are not yet due) and (iv) any lien to which Seller expressly agrees to be subordinate, including any lien to any Lender (as defined in SECTION 5), (collectively, "Permitted Liens"); and (c) Buyer's chief executive office is
                ---------------
located at the address set forth in SECTION 7(b).

4.   COVENANTS.  Buyer hereby agrees to perform all acts that may be reasonably
     ---------
requested by Seller to maintain, preserve, protect and perfect the Collateral, the lien granted to Seller therein and the first priority of such lien (except for Permitted Liens), to the extent such lien can be perfected by the filing with the California Secretary of State of a UCC financing statement.

5.   SUBORDINATION.  Seller hereby agrees that its security interest granted
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hereunder shall be subordinate to any security interest in the Collateral hereafter granted by Buyer to any bank, savings bank, savings and loan, leasing company, insurance company or factor (each a "Lender") in connection with any term loan or line of credit extended to Buyer by such Lender. The terms of such subordination are set forth on Attachment 2, which is incorporated herein by
                               ------------
this reference (the "Subordination Terms").  Seller agrees to execute such other
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documents or instruments as shall be requested by Buyer or any Lender to evidence or confirm such subordination, including any additional subordination provisions requested by any Lender.

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6.   DEFAULT AND REMEDIES.  An "Event of Default" by Buyer shall be deemed to
     --------------------
have occurred under this Security Agreement if Buyer fails to pay any of the Obligations within 60 days after receiving notice from Seller that such amounts are due. Upon the occurrence and during the continuance of an Event of Default, Seller shall have the rights of a secured creditor under the UCC and all rights granted by this Security Agreement and by law.

7.   MISCELLANEOUS.
     -------------

     (a) Termination of Security Interest.  Upon the earlier of (i) the payment
         --------------------------------
in full of all Obligations, and (ii) the payment of an aggregate amount of $1,250,000 under Sections 3.1(a), (b) and (c) of the Asset Purchase Agreement, the security interest granted hereby shall automatically terminate and Seller shall execute such documents as Buyer shall reasonably request, including UCC termination statements, to evidence such termination.

     (b) Notices.  All notices, requests or other communications required or
         -------
permitted hereunder shall be given in writing by hand delivery, by commercial overnight courier or by registered or certified mail, return receipt requested, postage prepaid, to the party to receive the same at its respective address set forth below, or at such other address as may from time to time be designated by such party in accordance with this Section.


          If to Seller, to:

               Crandell Group, Inc.
               125 E. Victoria Street, Suite A
               Santa Barbara, CA 93101
               Attention:  Michael Crandell

          with a copy to:

               Weldon U. Howell, Jr., Esq.
               Howell Moore & Gough
               812 Presidio Avenue
               Santa Barbara, CA 93101

          If to Buyer, to:

               JetFax, Inc.
               1376 Willow Road
               Menlo Park, CA 94025
               Attention:  Edward R. Prince, III

          with a copy to:

               Clifford S. Robbins, Esq.
               General Counsel Associates LLP
               1891 Landings Drive
               Mountain View, CA 94043

          (c) Nonwaiver.  No failure or delay on Seller's part in exercising any
              ---------
right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

          (d) Amendments and Waivers.  This Security Agreement may not be
              ----------------------
amended or modified, nor may any of its terms be waived, except by written instruments signed by Buyer and Seller. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

          (e) Assignments.  No party hereto may assign this Security Agreement
              -----------
without the prior written consent of the other party; provided, however, that Buyer may, without Seller's consent, assign this Security Agreement and its rights and obligations hereunder to any successor in interest to Buyer in connection with any sale or transfer of all or substantially all of its assets or upon any merger, consolidation or dissolution. Any impermissible attempted assignment of this Security Agreement shall be void as to the other party to this Security Agreement.

          (f) Cumulative Rights, etc.  The rights, powers and remedies of Seller
              ----------------------
under this Security Agreement shall be in addition to all rights, powers and remedies given to Seller by virtue of any applicable law, rule or regulation of any governmental authority, the Asset Purchase Agreement, or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Seller's rights hereunder. Buyer waives any right to require Seller to proceed against any person or to exhaust any Collateral or to pursue any remedy in Seller's power.

          (g) Partial Invalidity.  If any time any provision of this Security
              ------------------
Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

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                                      -6-

                                                            [Security Agreement]

               IN WITNESS WHEREOF, the parties have duly signed this Security Agreement as of the day and year first written above.


JETFAX, INC.                             CRANDELL GROUP, INC.



By:  /s/ Allen K. Jones__           By:  /s/ Michael Crandell
     ------------------                  --------------------
     Allen K. Jones                      Michael Crandell
     Vice President and CFO              President

                                ATTACHMENT 1
                            TO SECURITY AGREEMENT
                            ---------------------

          All right, title and interest of Buyer now owned or hereafter acquired in and to the following to the extent a security interest therein can be perfected by the filing with the California Secretary of State of a UCC financing statement:

          (a) All equipment and fixtures (including, without limitation, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the

"Equipment");
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          (b) All inventory (including, without limitation, (i) all raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Buyer), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");
                    ---------

          (c) All accounts, chattel paper, contract rights and rights to the payment of money (collectively, the "Receivables");
                                     -----------

          (d) All general intangibles, including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property;
(ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, and (iv) all goodwill of Buyer;

          (e) All deposit accounts, money, certificated securities, uncertificated securities, instruments and documents; and

          (f) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and

                                      -8-
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insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                  ATTACHMENT 2
                             TO SECURITY AGREEMENT
                             ---------------------

                              SUBORDINATION TERMS

          1.   Lien Priorities.  Notwithstanding the date, manner or order of
               ---------------
perfection of the security interests and liens granted to any Lender and Seller in the Collateral and notwithstanding any provision of the UCC or any applicable law or decision, as between each Lender and Seller, each Lender shall have a security interest or lien in the Collateral prior to Seller. The lien priorities established hereunder are only as between each Lender and Seller.
The lien priorities established hereunder shall not be altered or otherwise affected by (a) any modification, renewal or extension of the Asset Purchase Agreement, any documents evidencing a Lender's loan or security interest (the "Lender's Loan Documents") or any other obligation secured by the Collateral,
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(b) the perfection or nonperfection by such Lender of its security interests in the Collateral, or (c) any action or inaction which Buyer, any Lender or Seller may take or fail to take in respect of the Collateral. Each of Buyer, each Lender and Seller agree that it shall not take any action which would have the effect of directly or indirectly frustrating or impairing the intended operation of these Subordination Terms.

          2.   Disposition and Proceeds of the Collateral.  Seller hereby agrees
               ------------------------------------------
that until each Lender has received payment in full of the amounts secured by the respective Lender's Loan Documents, such Lender shall be entitled to receive all proceeds of the Collateral and, may dispose of, and exercise any other rights with respect to, the Collateral, free of the subordinate interest of Seller, provided that Seller shall retain any rights it may have as a junior secured creditor with respect to the surplus, if any, arising from such disposition or enforcement.

          3.   Seller To Not Proceed Against Collateral and to Provide Notices
               ---------------------------------------------------------------
of Prepayment, Default and Exercise of Remedies.  Seller agrees (a) prior to the
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payment in full of all amounts secured by Lender's Loan Documents, unless directed by all Lenders, to not commence or continue any action to foreclose upon or otherwise enforce any of its rights under the Security Agreement with respect to the Collateral; and (b) to notify each Lender in writing after the occurrence of an event which, but for the giving of notice or

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the passage of time or both, would constitute an Event of Default under the
Security Agreement. The failure of Seller to provide any of the foregoing notices to a Lender shall not affect the validity of any related notice delivered to Buyer.

          4.   Lender Is a Third Party Beneficiary.  Seller hereby agrees that
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each Lender is a third party beneficiary of these Subordination Terms and shall be entitled to enforce these terms directly against Seller.